Exhibit 10.49
THE SECURITY REPRESENTED BY THIS INSTRUMENT WAS ORIGINALLY ISSUED ON NOVEMBER 16, 2007, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF SUCH SECURITY IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF OCTOBER 30, 2007, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG ULTRALIFE BATTERIES, INC. (THE “COMPANY”), WILLIAM MAHER AND STATIONARY POWER SERVICES, INC., AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT: (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, AND AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
THREE-YEAR SUBORDINATED
CONVERTIBLE PROMISSORY NOTE

$4,000,000	Newark, New York
     FOR VALUE RECEIVED, ULTRALIFE BATTERIES, INC., a Delaware corporation with offices at 2000 Technology Parkway, Newark, New York 14513 (the “Company”), hereby promises to pay to the order of WILLIAM MAHER, a natural person with an address of 525 Tallahassee Drive, St. Petersburg, FL 33702 or his registered assigns (“Holder”) the principal sum of $4,000,000, or such lesser principal amount to which this Note shall have been adjusted in accordance with the provisions of the Stock Purchase Agreement, together with interest thereon calculated from the date hereof, in accordance with the provisions of this Note.
     This Note was issued pursuant to the Stock Purchase Agreement, dated as of October 30, 2007 (the “Purchase Agreement”), by and among the Company, Holder and Stationary Power Services, Inc. and the applicable provisions thereof are hereby incorporated herein in full by reference. The Purchase Agreement contains terms governing the rights of the Holder of this Note and the Holder is entitled to the benefits thereof. All capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Purchase Agreement.

     1. Interest. Except as otherwise expressly provided herein, interest shall accrue on the unpaid principal amount of this Note outstanding from the date hereof until such time as payment thereof is actually delivered to the Holder (including after acceleration, maturity, or judgment) at the rate of 5% per annum. All interest shall be calculated on the basis of actual days elapsed divided by a 365 day year.
     After the occurrence of Event of Default, the Holder may, upon one day’s written notice but without demand, declare all or any portion of the unpaid principal amount of this Note, any unpaid and accrued interest thereon and any applicable late fees, to be immediately due and payable and may otherwise take action to enforce this Note. Upon the occurrence of an Event of Default, at Holder’s option interest on the outstanding principal hereunder shall accrue at a rate per annum from time to time equal to the rate of interest then in effect on this Note plus 5% per annum. Any increase in the interest rate shall be in addition to the Holder’s other available remedies.
     Holder does not intend or expect to pay, nor does Company intend or expect to charge, accept or collect any interest which shall be in excess of the highest lawful rate allowable under the laws of the State of New York or the United States of America, whichever is lower. Should any charges upon the earning of interest be in excess of the highest lawful rate allowable under the laws of the State of New York or the United States of America, whichever is lower, then any and all such excess is hereby waived and shall be applied against the remaining principal balance, if any, and thereafter refunded to Holder.
     2. Payments. Interest shall be due and payable quarterly in arrears of each year that this Note is outstanding, commencing on January 1, 2008 and continuing on the first day of each calendar quarter thereafter until the principal hereof shall have become due and payable, and on the Maturity Date hereof.
     If Holder has not received the full amount of any installment by the end of fifteen (15) calendar days from the date it is due, Company shall pay a late charge to Holder. The amount of the late charge will be five percent (5%) of the amount of the payment due. The late charge shall be due and payable immediately but shall be paid only once on each late payment.
     All unpaid accrued interest and all outstanding principal shall be due and payable in full on the third anniversary of the Closing (the “Maturity Date”).
     3. Voluntary Prepayments. This Note may be prepaid by the Company in whole or in part at any time after 60 days prior written notice to Holder (during which period Holder may exercise its conversion rights hereunder).
     4. Conversion Rights.
     (a) The Holder may convert the outstanding principal amount of this Note (or a portion of such outstanding principal amount as provided in Section 4(c)) into fully paid and nonassessable shares of Common Stock of the Company (the “Conversion Shares”) at any time prior to the time the outstanding principal amount of this Note is paid in full (subject to the notice periods and conversion rights related thereto described elsewhere in this Note), at the

Conversion Price (defined below) then in effect (collectively, the “Conversion Rights”). The initial per share conversion price (the “Conversion Price”) shall be $15.00. The Conversion Price is subject to adjustment as provided in Section 5.
     (b) The provisions of this Note that apply to conversion of the outstanding principal amount of this Note also apply to a partial conversion of this Note. The Holder is not entitled to any rights of a holder of Conversion Shares until the Holder has converted this Note (or a portion thereof) into Conversion Shares, and only to the extent that this Note is deemed to have been converted into Conversion Shares under this Section 4.
     (c) To convert all or a portion of this Note, the Holder must (a) complete and sign a notice of election to convert substantially in the form of Exhibit I hereto (each, a “Conversion Notice”), (b) surrender the Note to the Company, and (c) furnish appropriate endorsements or transfer documents if required by the Company. The date on which the Holder satisfies all of such requirements is the conversion date (the “Conversion Date”). As soon as practicable, and in any event within 10 business days after the Conversion Date, the Company will deliver, or cause to be delivered, to the Holder a certificate for the number of whole Conversion Shares issuable upon such conversion and a check for any fractional Conversion Share determined pursuant to Section 4(d). The person in whose name the certificate for Conversion Shares is to be registered shall become the stockholder of record on the Conversion Date and, as of the Conversion Date, the rights of the Holder as to this Note shall cease as to the portion thereof so converted; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the Conversion Shares upon such conversion as the stockholder of record of such Conversion Shares on such date, but such surrender shall be effective to constitute the person entitled to receive such Conversion Shares as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further that such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.
     In the case of a partial conversion of this Note, upon such conversion, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Note in an aggregate principal amount equal to the unconverted portion of the principal amount.
     (d) No fractional Conversion Shares shall be issued upon exercise of the Conversion Rights. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of this Note, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Conversion Price at the close of business on the Conversion Date.
     (e) The issuance of certificates for Conversion Shares upon exercise of any of the Conversion Rights shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that in the event that certificates for Conversion Shares are to be issued in a name or names other than the name of the Holder, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the Holder or his duly authorized attorney; and provided further, moreover, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name or names other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.
     (f) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, the full number of Conversion Shares then issuable upon the conversion in full of this Note. The Company hereby grants Holder piggyback registration rights as more particularly set forth in the Purchase Agreement and the Registration Rights Agreement entered into pursuant thereto.
     (g) If the Company or an affiliate of the Company shall at any time after the date hereof and prior to the conversion of the Note in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Holder of the unconverted portion of the Note shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the Conversion thereof, to receive such rights at the time such rights are distributed to the other stockholders of the Company, to be calculated on an as-converted basis.
     5. Adjustments to Conversion Rights.
     (a) General. In order to prevent dilution of the rights granted under this Note, the Conversion Price and the number of Conversion Shares shall be subject to adjustment from time to time as provided in this Section 5(a). It is the intention of the Company that the Conversion Price shall at all times be the lower of (i) the Conversion Price on the date of this Note and (ii) the Conversion Price determined by adjustment pursuant to the remainder of this Section 5(a). In the event that at any time the Common Stock of the Company shall be exchanged for, or changed into, a different kind and/or a number of shares of stock of the Company or of another corporation by reason of a merger, consolidation, sale of Stocks, recapitalization, reclassification, stock dividend, stock split-up or combination of shares or otherwise, then, until any further adjustment is required, there shall be issuable upon the conversion of the Note, in lieu of each share of Common Stock of the Company or of any other stock theretofore issued pursuant to the provisions of this Note, the kind and/or number of shares of stock for which each share of Common Stock of the Company or such other stock shall be so exchanged, or into which each share of Common Stock of the Company or such other stock shall be so changed and the Conversion Price shall be automatically adjusted to a new Conversion Price as nearly equivalent as practicable to the adjustment in shares of stock, if by reason of such merger, consolidation, recapitalization, reclassification or otherwise the number of issued and outstanding shares of Common Stock of the Company shall have been exchanged for or changed into such new shares on other than a one-to-one basis. No adjustment in the Conversion Price shall be made for cash dividends on the shares of Common Stock of the Company or any other stock issued upon any conversion of the Note.

     (b) Notices. Immediately upon any adjustment of the Conversion Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.
     6. Company Right to Compel Conversion. Notwithstanding any other provisions of this Note, the Company shall have the right, at the Company’s sole discretion, to compel the Holder to convert the Note at the Conversion Price at any time within five (5) business days after the average “Value Weighted Average Price” of the Company’s Common Stock, as published by The NASDAQ Stock Market, for the trailing 30 days exceeds $17.00 per share and subject to the provision that the Conversion Shares are registered under the Act on a registration statement that has been declared effective by the SEC. In such event, the Company shall provide the Holder with written notice of conversion, setting forth the basis upon which the conditions to compel the conversion were satisfied. Thereafter, the Note shall only represent the right to receive the Conversion Shares and any accrued but unpaid interest. In the event the Company fails to provide the Holder with written notice of conversion within the five (5) business day period set forth in the first sentence of this Section 6, the Company shall be deemed to have waived its right to compel conversion of this Note at that time and shall be required to satisfy anew the conditions for a compelled conversion.
     7. Subordination. The Holder agrees that the payment of the principal of and the interest on the Note is expressly subordinated to the payment of all Senior Indebtedness, to the extent and subject to the conditions set forth in this Section 7. As used herein, the term “Senior Indebtedness” shall mean the principal of, the interest on and the premium, if any, on all indebtedness of the Company for money borrowed by it from any financial institution including banks, savings institutions or insurance companies and similar institutional lenders, and all renewals, extensions and refundings of any such indebtedness, whether such indebtedness shall have been incurred prior to, on, or subsequent to the date hereof, unless by the terms of the instruments creating or evidencing any such indebtedness it is provided that such indebtedness is not to be considered Senior Indebtedness for the purpose of this Note.
     (a) No interest or principal shall be paid on the Note without the consent of the holders of all outstanding Senior Indebtedness if, at the date fixed herein for such interest or principal payment, the Company shall be in default of payment of principal or interest upon such Senior Indebtedness. In the event any payment of interest or principal hereunder shall be prohibited pursuant to this Section 7(a), such payment shall be deemed to be deferred until the cure of all defaults in payment of principal or interest upon the Senior Indebtedness, and the payments hereon so deferred shall immediately become due and payable, with interest thereon, at the rate of 5% per annum, upon the cure of such defaults.
     (b) In the event of any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or in any other marshalling of the Stocks and liabilities of the Company the holders of all Senior Indebtedness shall first be entitled to receive payment in full of such Senior Indebtedness before the Holder shall be entitled to receive any payment upon the principal of, the interest on, or the premium, if any, on the indebtedness evidenced by the Note. Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of Stocks of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this Section 7, shall be made by the liquidating trustee or agent or such person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of the Senior Indebtedness or their representatives or to the trustee or trustees under any indenture or indentures under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay in full all such Senior Indebtedness remaining unpaid, after giving effect to all concurrent payments or distributions with respect to such Senior Indebtedness.
     (c) In the event that, notwithstanding the provisions of Section 7(b), upon any such dissolution, or winding up, liquidation or reorganization, any payment or distribution of Stocks of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holder before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representatives or to the trustee or trustees under any indenture or indentures referred to in Section 8(b), ratably as aforesaid, for the application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution with respect to such Senior Indebtedness.
     (d) Subject to the payment in full of all Senior Indebtedness, the Holder to the extent permitted by law, shall be subrogated to the rights of each holder of Senior Indebtedness (to the extent of the payments or distributions made to such holder pursuant to the provisions of Sections 7(b) and 7(c)) to receive payments or distributions of Stocks of the Company applicable to the Senior Indebtedness until the principal of, the interest on, and the premium, if any, on this Note shall be paid in full, and each holder of Senior Indebtedness by accepting such payments or distributions shall be deemed to have agreed to said subrogation. No payments or distributions to the Senior Indebtedness pursuant to the provisions of Sections 7(b) and 7(c) shall, as between the Company, its creditors, other than the holders of the Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Note, the provisions of this Section 7 being, and being intended, solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Indebtedness, on the other hand; and nothing contained in this Section 7 or elsewhere in this Note is intended to or shall impair, as between the Company, the Holder and the other creditors of the Company, other than the holders of Senior Indebtedness, the obligations of the Company, which is unconditional and absolute, to pay to the Holder as and when the same shall become due and payable in accordance with the terms herein, or to affect the relative rights of the Holder and the other creditors of the Company, other than the holders of Senior Indebtedness, or to prevent the Holder from exercising all of the remedies otherwise permitted by applicable law upon default as provided for herein, subject to the rights, if any, under this Section 7 of the holders of the Senior Indebtedness in respect of any cash, property or securities of the Company received upon the exercise of any such remedy.
     (e) In the event that this Note shall be declared due and payable before the Maturity Date because of the occurrence of a default hereunder, the Company will give prompt notice in writing of such happening to the holders of the Senior Indebtedness, and any and all Senior Indebtedness shall forthwith become immediately due and payable upon demand by the respective holders thereof regardless of the express maturity dates thereof.

     8. Events of Default. In the event that there shall be any Event of Default hereunder (other than subsections (a)(1) and (a)(2))and such Event of Default shall remain uncorrected or unremedied for a period of more than 30 days after the Holder shall have given the Company notice received notice of such Event of Default, then the full unpaid principal amount of the Note, together with any accrued but unpaid interest, may, at the option of the Holder, become immediately due and payable without further notice by the Holder. An Event of Default described in subsections (a)(1) and (a)(2) shall be deemed to occur fifteen (15) days after the due date of such installment of interest or principal is due and payable.
     (a) “Event of Default” as used in this Section 8 shall mean and refer to any of the following:
     (i) The failure of the Company to pay any installment of interest or principal on the Note when and as the same shall become due and payable, whether at maturity, by call for redemption, by declaration or otherwise;
     (ii) The failure of the Company, to pay any installment of interest or principal on Senior Indebtedness when and as the same shall become due and payable, unless such payment shall have been deferred or waived by the terms of the instruments evidencing such Senior Indebtedness or by the holder thereof;
     (iii) The breach of any representation or warranty of the Company or the failure of the Company to observe and perform all of the covenants and agreements on the part of the Company contained herein or in the Stock Purchase Agreement;
     (iv) The failure of any representation or warranty made by the Company in the Stock Purchase Agreement to be truthful, accurate or correct;
     (v) The adjudication of the Company as a bankrupt by a court of competent jurisdiction or the entry by a court of competent jurisdiction of an order approving a petition seeking reorganization of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or any other jurisdiction;
     (vi) The appointment by a court of competent jurisdiction of a trustee or receiver or receivers of the Company of all or any substantial part of its property upon the application of any creditor in any insolvency or bankruptcy proceeding or other creditor suit, unless such appointment or decree or order shall be stayed upon appeal or otherwise;
     (vii) The filing by the Company of a petition involuntary bankruptcy or the making by the Company of an assignment for the benefit of its creditors or the consenting by the Company to the appointment of a receiver or receivers for all or any substantial portion of the property of the Company;
     (viii) The filing by the Company of a petition or answer seeking reorganization under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or jurisdiction, or the filing by the Company of a petition to take advantage of any debtor’s act.

     (b) Upon the occurrence of an Event of Default which shall remain uncorrected or unremedied for a period of more than 30 days after notice has been given to the Company from the Holder, the Holder shall at all times have the right to institute any suit, action or proceeding, in equity or at law, for the enforcement of rights as provided for herein, or in aid of the exercise of any right or power granted herein. The remedies of the Holder, as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.
     (c) The Note shall be the obligation of the Company solely and there shall be no recourse had for the payment thereof or interest thereon against any stockholder, officer or director of the Company, either directly or through the Company, by reason of any matter prior to the delivery of the Note, or against any present or future officer or director of the Company, all such liability being expressly released by the Holder and by any subsequent holders hereof by the acceptance hereof and as part of the consideration for the issuance thereof.
     The Holder shall also have any other rights which the Holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law. The Company hereby waives diligence, presentment and protest and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Holder may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.
     9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
     10. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.
     11. Payments. Unless otherwise expressly provided herein, all payments to be made to the Holders shall be made in the lawful money of the United States of America in immediately available funds which shall be delivered to the address designated by the Holder. Time is of the essence with respect to the terms, covenants and conditions contained herein.
     12. Transfer of Note. This Note may be transferred only in accordance with the terms of the Stock Purchase Agreement, and the Company shall treat the Person to whom this Note is assigned in accordance therewith for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
     13. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

     14. Right of Offset. This Note is subject to the Buyer’s rights of offset pursuant to the provisions of Section 2(e) and Section 8(f) of the Purchase Agreement.
     15. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Note shall be given in accordance with the Purchase Agreement.
     16. New York Law. This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the laws of such State.
     17. Taxes. Company shall pay all filing fees, recording costs, documentary stamp taxes, intangible or other similar taxes incurred in connection with this Note or security given for its performance. Company further agrees to pay all costs of collection, including reasonable attorneys’ fees and litigation costs in case that sums due hereunder are not paid promptly when due, whether suit is brought or not.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed and delivered this Note on November 16, 2007.

ULTRALIFE BATTERIES, INC.
/s/ Robert W. Fishback
Robert W. Fishback
Vice President of Finance and Chief Financial Officer

EXHIBIT I
FORM OF CONVERSION NOTICE
     The undersigned hereby irrevocably elects to exercise its right, pursuant to the Subordinated Convertible Promissory Note dated November                     , 2007 (the “Note”) of Ultralife Batteries, Inc. (the “Company”) in the outstanding principal amount of $4,000,000, which Note is tendered herewith, to convert $                                        of the amount outstanding under the Note to                                          shares of the common stock of the Company (the “Shares”), all in accordance with the terms of the Note. The undersigned requests that a Certificate for such Shares be registered in the name of                                         , whose address is                                          , and that such Certificate be delivered to                                         , whose address is                                         , [and that a replacement Note in the principal amount of $                    , representing the balance of the principal amount outstanding thereunder after giving effect to this conversion, be issued in the amount of $                                         and delivered to                                           , whose address is                                          ].
Dated:
Signature:
(Signature must conform in all respects to name of holder as specified on the face of the Note.)

(Insert Taxpayer Identification, Social Security or
Other Identifying Number of Holder)

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